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                                                                    EXHIBIT 10.1

                                AMENDMENT NO. 2

                                     TO THE

                            HV MARINE SERVICES, INC.

                           INCENTIVE COMPENSATION PLAN
                                    ("PLAN")

                            EFFECTIVE MARCH 13, 2003

      The Plan is hereby amended as follows:

      1. The name of the Plan is changed to the "Hornbeck Offshore Services, Inc. Incentive Compensation Plan."

      2.  Clause (viii) of Section 3.2(a) of the Plan is renumbered as clause
(ix) and the following is added as the new clause (viii) of Section 3.2(a):

            "(viii) delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Persons who are subject to Section 16 of the Exchange Act."